EXHIBIT INDEX


Item No.         Description

99.1 Press release of Southern Energy, Inc. announcing its financial results for the quarter and Year ended December 31, 2000, dated January 19, 2001

99.2 Press release of Southern Energy, Inc. announcing it's new name and branding, dated January 19, 2001